                                                 SCHEDULE 14A
                                                (RULE 14a-101)

                                   INFORMATION REQUIRED IN PROXY STATEMENT

                                           SCHEDULE 14A INFORMATION
                               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                       SECURITIES EXCHANGE ACT OF 1934

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[ ]   Soliciting Material Pursuant to Rule 14a-12

                                          THE FIRST BANCSHARES, INC.
              ----------------------------------------------------------------------------------
                               (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                                            The First Bancshares, Inc.

                                      Notice of Annual Meeting of Shareholders
                                             to be held on May 18, 2006

Dear Fellow Shareholder:

         We cordially invite you to attend the 2006 Annual Meeting of Shareholders of The First Bancshares,
Inc., the holding company for The First,  A National Banking Association.  At the meeting, we will report on our performance in 2005 and answer your questions.  We are excited about our accomplishments in 2005 and look forward to discussing both our accomplishments and our plans with you.  We hope that you can attend the meeting and look forward to seeing you there.

         This letter serves as your official notice that we will hold the meeting on Thursday, May 18, 2006, at 5:00 p.m. at our main office located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 for the
following purposes:

         1.       To elect  five (5)  members to the Board of Directors; and

         2.       To transact any other business that may properly come before the meeting or any adjournment of the meeting.

         Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting.

         Shareholders owning our common stock at the close of business on March 24, 2006, are entitled to attend and vote at the meeting.  A complete list of these shareholders will be available at the company's offices prior to the meeting.

         Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting.  Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

                                                              By Order of the Board of Directors,

                                                              /s/ David E. Johnson

                                                              David E. Johnson
                                                              Chairman and Chief Executive Officer

Dated and Mailed  on or about April 7, 2006
Hattiesburg, Mississippi

The First Bancshares, Inc.
6480 U.S. Highway 98 West
Hattiesburg, Mississippi 39402

Proxy Statement for Annual Meeting of
Shareholders to be Held on April 28, 2005

INTRODUCTION

Date, Time, and Place of Meeting

The Annual Meeting of Shareholders of The First Bancshares, Inc. (the “Company”) will be held at the main office of the Company located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi, on Thursday, May 18, 2006, at 5:00 p.m., local time, or any adjournment(s) thereof (the “Meeting”), for the purpose of considering and voting upon the matters set out in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished to the shareholders of the Company in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting.

The mailing address of the principal executive office of the Company is Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549.

The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 7, 2006.

Record Date; Voting Rights; Vote Required

The record date for determining holders of outstanding stock of the Company entitled to notice of and to vote at the Meeting is March 24, 2006 (the “Record Date”). Only holders of the Company’s common stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 2,375,200 shares of the Company’s common stock issued and outstanding, each of which is entitled to one vote.

In the election of directors, the five (5) nominees for director receiving a plurality of the votes cast at the Meeting, in person or by proxy, shall be elected. This means the five (5) nominees receiving the highest number of votes will be elected. Any other matters that properly come before the Meeting will be decided by a majority of votes cast, unless a different vote is required by law, the Articles of Incorporation, or the Bylaws. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

Proxies

Shares of common stock represented by properly executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the directions therein. If no direction is specified, such shares will be voted FOR each nominee listed below under “Election of Directors” and in the discretion of the person named in the proxy with respect to any other business that may come before the Meeting. We are not aware of any other matter to be considered at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders.

A proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A proxy shall be suspended if the shareholder is present and elects to vote in person.

ELECTION OF DIRECTORS

Membership on the Board of Directors

The Board of Directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the Board members expire at each annual meeting. The current terms of the Class II directors will expire at the Meeting. The terms of the Class III directors will expire at the 2007 Annual Shareholders’ Meeting. The terms of the Class I directors will expire at the 2008 Annual Shareholders’ Meeting. Our directors and their classes are:

                Class I                              Class II                             Class III
                -------                              --------                             ---------
            Perry E. Parker                        David E. Johnson                   David W. Bomboy, M.D.
             Ted E. Parker                         Trent A. Mulloy                       E. Ricky Gibson
           Dennis L. Pierce                      Andrew D. Stetelman                     Fred A. McMurry
         J. Douglas Seidenburg                     Ralph T. Simmons                  M. Ray (Hoppy) Cole, Jr.
              A. L. Smith                        Charles R. Lightsey                  Gerald Claiborne Patch
          Gregory H. Mitchell                                                         Peeler G. Lacey, M.D.
Nominees for Class II Director

At the Meeting, shareholders will elect five (5) nominees as Class II directors to serve a three-year term, expiring at the 2009 Annual Meeting of Shareholders, or until their successors are elected and qualified. The nominees for Class II directors are listed below. Each nominee, with the exception of Michael W. Chancellor, currently serves as a Class II director.

                                                  Class II
                                                  --------
                                                David E. Johnson
                                              Charles R. Lightsey
                                              Andrew D. Stetelman
                                                Ralph T. Simmons
                                             Michael W. Chancellor

Set forth below is certain information about the nominees:

David E. Johnson, 52, is the Chief Executive Officer and Chairman of the Board of the Company. Mr. Johnson, a native of Laurel, Mississippi, received a B.S. degree in Agricultural Economics in 1975 and an M.B.A. degree, with emphasis in Finance, in 1977 from Mississippi State University. In 1990, he graduated from the University of Oklahoma Commercial Lending and Graduate School. Mr. Johnson has completed various OMEGA lending courses and has taught a course at the University of Mississippi School of Banking. From 1993 to 1994, he served as chairman of the Southern Mississippi Group of Robert Morris & Associates. From 1987 to 1995, Mr. Johnson was with Sunburst Bank, now merged with Union Planters National Bank, as senior lender for the Hattiesburg branch and later as senior lender and credit administrator for southern Mississippi. He was responsible for approving loans and maintaining the credit quality of a $250 million portfolio of consumer, mortgage, and commercial loans. Currently, he is a member of Parkway Heights United Methodist Church, the Hattiesburg Racquet Club, and a director of the Hattiesburg Rotary Club. He is a Director of the New Orleans Branch of the Atlanta Federal Reserve Bank, has served as a Director of the Area Development Partnership, and is on the Advisory Board for the Business School at the University of Southern Mississippi. He is a National Director of the Independent Community Bankers of America. Mr. Johnson has also headed the Lamar County Chamber of Commerce. Mr. Johnson was born in Laurel, Mississippi in 1953. Mr. Johnson has been a director of the Company since 1995 and is also a director of the bank.

Trent A. Mulloy, 34, is a native of Laurel, Mississippi and is the fourth generation of his family to work in the family-owned, Laurel Machine and Foundry Company. He was promoted to president in 2004 at Laurel Machine and Foundry Company. He was elected to the Board of Mississippi Manufacturer's Association in 2003. Mr. Mulloy is a member of the One Hundred Club of Jones County and attends St. John's Episcopal Church in Laurel, Mississippi. Mr. Mulloy is also a member of the following professional societies: BIPEC, the Mississippi Economic Council, the Mississippi Manufacturer's Association, and the American Foundrymen's Society. In 2004, Mr. Mulloy was appointed by Governor Haley Barbour to the Mississippi State Work Force Investment Board. Mr. Mulloy graduated with a B.A. degree from the University of the South in Sewanee, Tennessee. Mr. Mulloy has been a director of the company since 2000. He served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank. Mr. Mulloy has elected not to stand for re-election for personal reasons. He will remain on the Laurel Advisory Board.

Andrew D. Stetelman, 45, is the third generation of his family in London and Stetelman Realtors. He graduated from the University of Southern Mississippi in 1983. He has served in many capacities with the National and Hattiesburg Board of Realtors, and is past president and the Realtor of the Year in 1992 of the Hattiesburg Board of Realtors. He presently serves as the chairman of the Hattiesburg Convention Center, is an ambassador for the Area Development Partnership, and is a member of the Kiwanis International. Mr. Stetelman was born in 1960 in Hattiesburg, Mississippi. Mr. Stetelman has been a director of the Company since 1995 and is also a director of the bank.

Ralph T. Simmons, 73, is a retired vice president of Sunbeam-Oster Corporation, where he was employed from 1963 to 1995 as credit manager, assistant treasurer, and vice president. Mr. Simmons has served as chairman of the deacons of the First Baptist Church of Laurel, chairman of the Salvation Army, Chairman of the Red Cross, chairman of the FBLA/PBL Foundation, president of the University of Southern Mississippi World Wide Alumni Association, Lt. Gov. of the LA-MS-WTN District of Kiwanis International, and moderator of the Jones County Baptist Association. Mr. Simmons is also a member of the board of directors of the University of Southern Mississippi Foundation and currently serves as chairman of the Investment Committee of the University of Southern Mississippi Foundation. Mr. Simmons is a native of Laurel, Mississippi and graduated from the University of Southern Mississippi with a B.S. degree. Mr. Simmons was a director of the Company from 1998 to 2002 and from 2003 to the present. He served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

Charles R. Lightsey, 66, owns his own business as a Social Security Disability Representative. Mr. Lightsey worked with the Social Security Administration for 39 years, serving as District Manager of the Laurel Office for 32 years. He is a recipient of The Commissioner’s Citation, the highest accolade accorded by the SSA. His community involvement includes serving as a former deacon of the First Baptist Church of Laurel, member and Board of Directors of the Laurel Kiwanis Club, president of the Laurel-Jones County Council on Aging, member of the Pine Belt Mental Health Association Council and Chairman of the Federal, State and Local Government United Way. He received his degree in Management and Real Estate from the University of Southern Mississippi in 1961. Mr. Lightsey has been a director of the Company since 2003 and served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

Michael W. Chancellor, 38, a Laurel businessman, is a Dealer at Martin Motor Company—a business he entered in 2001, is managing partner in Chancellor Properties, a real estate investment company, and President of CESCO. He holds his B.S. in Business Administration with an emphasis in Marketing from the University of Southern Mississippi. He is an Elder of First Trinity Presbyterian Church in Laurel and is a Rotarian. He was an active member of the Laurel bank board since inception prior to consolidation and currently serves on the Laurel Advisory Board.

Unless authority is expressly withheld, the proxy holder will vote the proxies received by him for the nominees for director listed above. Although each nominee has consented to being named in the Proxy Statement and to serve if elected, if any nominee should, prior to the Meeting, declare or become unable to serve as a director, the proxies will be voted by the proxy holder for such other persons as may be designated by the present Board of Directors.

The Board of Directors Unanimously Recommends that Shareholders
Vote for the Election of all the Nominees.

Set forth below is also information about each of the Company’s other directors and each of its executive officers.

Perry Edward Parker, 40, graduated from the University of Southern Mississippi in 1985 with a BS degree in Business Administration. He graduated from the University of Chicago Graduate School of Business in 1989 with an M.B.A. in Finance. Perry worked for Goldman Sachs and Associates as a Currency derivative trader from 1987 until 1995 in Chicago, New York, and London. In 1995 Mr. Parker became employed by Deutsche Bank and was employed with the bank until 2005 in various management and risk taking capacities leaving as a Managing Director in charge of Macro Proprietary Trading in the Global Markets division. In May 2005, Perry joined Peloton Partners Capital Management, a London based hedge fund as a Partner. Perry moved to Santa Barbara, California from London in September, 2005, opening Peloton’s U.S. office. He has been a director of the Company since 1995.

Ted E. Parker, 46, attended the University of Southern Mississippi and served as a licensed commodity floor broker at the Chicago Mercantile Exchange. He has been in the stocker-grazer cattle business for the past 20 years and is the owner of Highlander Laundry Center. He was selected as Lamar County Young Farmer and Rancher for 1993 and served as a board member of Farm Bureau Insurance. He is a member of the National Cattlemen’s Association, the Texas Cattle Feeders Association, and the Seminary Baptist Church. Mr. Parker has been a director of the Company since 1995 and is also a director of the bank.

Dennis L. Pierce, 48, is president of Dennis Pierce, Inc., a real estate development company in Hattiesburg, Mississippi, and the owner and president of PierCon, Inc. of Hattiesburg, a general contracting firm. Through PierCon, Mr. Pierce is responsible for several commercial construction jobs, and he is also involved in numerous commercial ventures. Mr. Pierce is a director and national representative of the Hattiesburg Homebuilders Association, and a director of the North Lamar Water Association. Since 1995, he has been a member and broker with the Hattiesburg Board of Realtors. He attended the University of Southern Mississippi. Mr. Pierce has been a director of the Company since 1995 and is also a director of the bank.

J. Douglas Seidenburg, 46, is the owner and president of Molloy-Seidenburg & Co., P.A. He has been a CPA for more than 20 years. Mr. Seidenburg is involved in many civic, educational, and religious activities in the Jones County area. Past activities include serving as president of the Laurel Sertoma Club, president of the University of Southern Mississippi Alumni Association of Jones County, one of the founders of First Call for Help, a local United Way Agency started in 1990, treasurer of St. John's Day School, director of Leadership Jones County and Future Leaders of Jones County. Mr. Seidenburg is a graduate of the University of Southern Mississippi, where he earned a B.S. degree in Accounting. Mr. Seidenburg has been a director of the Company since 1998 and served as director of the Laurel Bank prior to consolidation. He currently serves on the Laurel Advisory Board and is also a director of the bank.

A. L. "Pud" Smith, 77, was born in 1929 in Brooklyn, Mississippi. Before attending the University of Southern Mississippi, Mr. Smith was in the military. He entered the petroleum business in 1960, starting with a service station, and was the owner and manager of A. L. Smith Oil Company, Inc., a wholesale and retail petroleum products company, for many years. He is now semi-retired and serves as a consultant in the business. Mr. Smith's community activities range from being the Mayor of the City of Lumberton, past president of the Jaycee's, past president of the Lion's Club, and a member of the Rotary Club (a Paul Harris Fellow). He is an active member of the First Baptist Church of Lumberton where he is a deacon and has been a member of the finance committee for more than 30 years. Mr. Smith has been a director of the Company since 1995 and is also a director of the bank.

Gregory H. Mitchell, 65, serves as the Mayor of Picayune, Mississippi, and also served as procurement manager for Mississippi Space Services at Stennis Space Center prior to his retirement. Mr. Mitchell is a member of Salem Baptist Church, the National Management Association (NMA), the Board of Trustees for Pearl River Community College, the Board of Directors for the Picayune Chamber of Commerce; the Field Advisory Council, Division of Housing and Urban Development; and the Executive Committee, Mississippi Municipal League. Mr. Mitchell has been a director of the Company since 2003 and also serves on the Picayune Advisory Board and on the board of the bank.

David W. Bomboy, M.D., 59, is a lifelong resident of Hattiesburg, Mississippi. He graduated with honors in Pre-Medicine from the University of Mississippi in 1968 and earned an M.D. degree from the University of Mississippi Medical Center in 1971. Dr. Bomboy completed his orthopedic surgical training at the University of Mississippi in 1976. He is a board-certified orthopedic surgeon and has practiced orthopaedics in southern Mississippi for more than 20 years. Dr. Bomboy is a member of the Mississippi State Medical Association, the American Medical Association, and served as past president of the Mississippi Orthopedic Society. He is the past president of the Methodist Hospital Medical Staff. Dr. Bomboy has been a director of the Company since 1995 and is also a director of the bank.

E. Ricky Gibson, 49, has been president and owner of N&H Electronics, Inc., a wholesale electronics distributor, since 1988 and of Mid South Electronics, a wholesale consumer electronics distributor, since 1993. He is active in the Parkway Heights United Methodist Church. Mr. Gibson has been a director of the Company since 1995 and is also a director of the bank.

Fred A. McMurry, 41, is a lifetime resident of the Oak Grove area. He is currently President and General Manager of Havard Pest Control, Inc. with 21 years of experience in this family-owned business. He also serves on the Advisory Board of the Mississippi Pest Control Association as well as on the Board of the Mississippi Business and Finance Committee. In addition, he is President of West Oaks, LLC and Vice President of Oak Grove Land Company, Inc. Mr. McMurry has been a director of the Company since 1995 and is also a director of the bank.

M. Ray (Hoppy) Cole, 44, currently serves as President of the Picayune branch of the bank. In 2005, he was named President of The First Bancshares, Inc. Prior to joining the bank in September of 2002, Mr. Cole was Secretary/Treasurer and Chief Financial Officer of the Headrick Companies, Inc. for eleven years. Mr. Cole began his career with The First National Bank of Commerce in New Orleans, Louisiana and held the position of Corporate Banking Officer from 1985-1988. In December of 1988, Mr. Cole joined Sunburst Bank in Laurel, Mississippi serving as Senior Lender and later as President of the Laurel office. Mr. Cole graduated from the University of Mississippi where he earned a Bachelor's and Master's Degree in Business Administration. Mr. Cole also attended the Stonier Graduate School of Banking at the University of Delaware. Mr. Cole is serving his second term as a director of the Company. He served from 1998 to 1999, and then from 2001 through the present. He also served as a director of our Laurel Bank prior to consolidation and currently serves on the board of the bank.

Gerald C. Patch, 52, is the sole and managing member of the Gerald C. Patch, PLLC, a law firm in Picayune, Mississippi. Mr. Patch is a 1971 graduate of Picayune Memorial High School; a 1975 graduate of Mississippi State University with a B.S. Degree in Business Management; and a 1978 graduate of the University of Mississippi School of Law. He practiced law in Picayune from 1978 until 1984 when he joined a law firm in Titusville, Florida from 1984 until 1993. While in Picayune, he served as a member of the Picayune City Council, the Board of Directors for the Picayune Chamber of Commerce, and as City Judge in Poplarville. Mr. Patch resided in Branson, Missouri from 1993 until late 2001 where he served as president of Ozark Laundry, Inc., a company that specialized in wet garment processing for clothing manufacturers. In January, 2002, Mr. Patch moved back to his home town of Picayune, Mississippi and resumed his practice of law. He presently serves as attorney for the Picayune School District School Board; as City Prosecutor for the City of Picayune, on the advisory board for Coast Electric Power Association and the board of directors for Millbrook Golf & Country Club. Mr. Patch has been a member of the board of directors of the Company since 2003 and also serves on the Picayune Advisory Board, as well as the board of directors of the bank.

Peeler G. Lacey, M.D., 51, is partner in Radiology Associates, P.A. in Laurel, MS and has practiced Diagnostic Radiology in South Mississippi for more than 22 years. After graduating from Emory University in Atlanta, Georgia in 1975, he earned his M.D. degree from the University of Mississippi Medical School in 1979. He completed his Diagnostic Radiology residency at the University of Mississippi Medical Center in 1983, and is a Diplomat of the American Board of Radiology. Dr. Lacey is a member of the American College of Radiology, American Medical Association, Mississippi State Medical Association, Radiological Society of North America, American Roentgen Ray Society, Southern Radiology Society, and the South Mississippi Medical Society. He is the past president of the Medical Staff at South Central Regional Medical Center in Laurel and is the past president of the South Mississippi Medical Society. He is an active member of the First Baptist Church of Laurel where he teaches Sunday school and is a deacon. He has served as chairman of the Deacons, chairman of the Personnel Committee and chairman of the Missions Committee. He is a member of the Executive Board of the Pine Burr Area Council of the Boy Scouts of America. Dr. Lacey has served as chairman of the Pine Burr Area Council of the National Eagle Scout Association and as past chairman of the Chickasawhay District of the Boy Scouts of America.

Dr. Lacey has served on the board since 2004 and is also on the board of the bank.

Donna T. Rutland, CPA, 39, serves as Executive Vice President and Chief Financial Officer of the Company and the bank. Prior to joining the bank in February of 2005, Ms. Rutland was Vice President and Investment Portfolio Manager of Hancock Holding Company for 4 years. Ms. Rutland began her career in 1988 with McArthur, Thames, Slay and Dews, PLLC as a staff accountant until joining Lamar Capital Corporation in 1993. From 1993 until the merger in 2001 with Hancock Holding Company, Ms. Rutland held several positions beginning with Internal Auditor for 2 years, Comptroller for 3 years and then Chief Financial Officer and Treasurer for 3 years. Ms. Rutland graduated from the University of Southern Mississippi where she earned a Bachelor’s Degree in Business Administration with an emphasis in Accounting. Ms. Rutland is a member of the Ms Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Ms. Rutland is a member of the Funds Distribution Committee of the United Way, the Rotary Club of Petal and is currently serving as President of the Petal Children’s Task Force. Ms. Rutland is also an active member of Carterville Baptist Church.

Family Relationships

Perry E. Parker and Ted E. Parker, both directors, are brothers. M. Ray "Hoppy" Cole, Jr, Director, President of the Company, and President, Picayune Branch, is the son of Ellen Cole, President, Pascagoula Branch.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of the Board of Directors

During 2005, each outside director of the Company received $200.00 for each meeting that was attended. Directors of The First, A National Banking Association, received $300.00 for each meeting that was attended. Directors of the Corporation and the bank received $40.00 for each regular committee meeting that was attended and $125.00 for each audit committee meeting attended. If a director did not attend a meeting, a fee was not received. Normally, Board meetings are held once quarterly and committee meetings are held on an as needed basis. Bank board meetings are held monthly.

Compensation of Executive Officers

The following table shows the cash compensation paid by the Company to its executive officers. No other executive officers of the Company or its subsidiaries earned total annual compensation, including salary and bonus, in excess of $100,000 in 2005.

Summary Compensation Table

                                                                     Other Annual Restricted    Securities             All Other
                                                                     Compensation  Stock        Underlying    LTIP     Compensa-
Name & Principal Position             Year    Salary($)    Bonus ($)      ($)(1)   Award(s)($)  Options(#)  Payouts($)  tion ($)
------------------------------        ----   ----------   ---------  ------------  -----------  ----------  ---------- ---------
David E. Johnson                      2005   $136,585     $63,950          0        0               0          0          0
     Chief Executive Officer          2004    132,181      41,991          0        0               0          0          0
                                      2003    132,812      31,788          0        0               0          0          0

M. Ray Cole, Jr.                      2005   $128,779     $18,626          0        0               0          0          0
     President                        2004    124,681       6,396          0        0               0          0          0
                                      2003    124,400           0          0        0               0          0          0

Donna T. Rutland (1)                  2005   $ 82,154           0          0        0               0          0          0
     Chief Financial Officer          2004          0           0          0        0               0          0          0
                                      2003          0           0          0        0               0          0          0

(1)  Reflects compensation for Donna T.
Rutland from 2-01-05 through the fiscal
year end 12-31-05

Option Grants

         Stock options in the amount of  1,215 shares at $25 per share were granted during 2005  to M. Ray
Cole, Jr. and stock options in the amount of 500 shares at $25 per share were granted during 2005 to Donna
T. Rutland.

                                   STOCK OPTION GRANTS IN LAST FISCAL YEAR
                                              INDIVIDUAL GRANTS

                                                                                       Potential
                                                                                       Realizable
                                                                                         Value

                                                                                       Grant Date
                         Options           Percent of        Option      Expiration     Present
       Name              Granted         Total Granted        Price         Date       Value (1)
       ----              -------         -------------        -----         ----       ---------

M. Ray Cole, Jr.,         1,215               31%            $25.00      4/15/2009      $10,180
  President

Donna T. Rutland,           500               13%            $25.00      4/15/2009       $4,180
  CFO

(1)   Value was calculated using the Black-Scholes option valuation model.

Option Exercises and Year End Values

The following table provides information as to the options exercised during 2005, and the unexercised options to purchase the Company's common stock previously granted to the executive officers named in the Summary Compensation Table and held by them at the end of 2005.

                                     OPTIONS EXERCISED IN 2005 AND YEAR END OPTION VALUE

                                                                             Number of
                                                                       Securities Underlying
                             Shares Acquired on                         Unexercised Options
           Name                   Exercise                                     At Year End            Value of Unexercised
                                      In 2005          Value                 (#)(1)(3)                In the Money Options
                                    (#)              Realized ($)    Exercisable/Unexercisable      At Year End ($)(1)(2)(3)
--------------------------- --------------------- ----------------- ----------------------------- -----------------------------

David E. Johnson                      0                   0                  54,980/0                       $1,059,345
  President and
  Chief  Executive Officer

M. Ray Cole, Jr.                      0                   0                  4,715/1,215                        80,155
  President,
  Picayune

Donna T. Rutland,                     0                   0                     0/500                               0
  Chief Financial Officer

(1)      All stock options granted under the 1997 Stock Option Plan are vested and exercisable as follows:  one-third of the options granted were exercisable on 3-18-98; one-third of the options granted were exercisable on 3-18-99;
one-third of the options granted were exercisable on 3-18-2000.   The options granted under the 1997 Stock Option
Plan expire on 3-18-2007.  Stock options granted under the 1999 Stock Incentive Plan are vested and exercisable as follows:  one-third of the options granted are exercisable each year for three years.  The options granted under the
1999 Stock Option Plan expire on 4-15-2009.
(2)      Based on the closing price on the OTC Bulletin Board of $32.00 on December 30, 2005.
(3)      Does not reflect two-for-one stock split for shareholders of record as of March 1, 2006, effective
March 15, 2006
Employment Agreements

David E. Johnson, Chairman of the Board and CEO, entered into an amended and restated employment agreement with the company on November 20, 1995, which was incorporated by reference to Exhibit 10.7 of the Company’s Form 10-KSB for the fiscal year ended December 31, 1995, File No. 33-94288. The amended and restated employment agreement has been renewed for additional three year periods since the original expiration. The current expiration of the employment agreement is August, 2007.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by the directors, nominees for director, and executive officers, as of March 16, 2006. This reflects the two-for-one stock split for shareholders of record as of March 1, 2006, effective on March 15, 2006.

          Name and Address of             Amount and Nature of         Right to
            Beneficial Owner             Beneficial Ownership(1)      Acquire(2)       Percent of Class(3)
   ----------------------------------- ---------------------------- --------------- ---------------------------

   David W. Bomboy, M.D.                        52,500                 8,900                  2.38%
   17 Brighton Court
   Hattiesburg, MS 39402

   M. Ray (Hoppy) Cole                          13,334                 9,430                  0.88%
   607 Briarwood Lane
   Picayune, MS 39466

   E. Ricky Gibson                              37,540                 8,900                  1.80%
   127 W. Canebrake Blvd.
   Hattiesburg, MS 39402

   David E.Johnson                              40,628               109,960                  5.84%
   108 Greenwood Place
   Hattiesburg, MS 39402

   Peeler G. Lacey, M.D.                        48,000                 3,430                  1.99%
   2432 Ridgewood Drive
   Laurel, MS 39440

   Charles R. Lightsey                          28,000                 3,430                  1.21%
   2216 Old Bay Springs Rd.
   Laurel, MS 39440

   Fred A. McMurry                              43,594                 8,900                  2.03%
   42 Johnie McMurry Rd.
   Hattiesburg, MS 39402

   Gregory H. Mitchell                            1,200                    0                   .04%
   1200  Third Avenue
   Picayune, MS 39466

          Name and Address of             Amount and Nature of         Right to
            Beneficial Owner             Beneficial Ownership(1)      Acquire(2)       Percent of Class(3)
   ----------------------------------- ---------------------------- --------------- ---------------------------

   Trent A. Mulloy                               20,000                  3,430                    .90%
   63 Northgate Drive
   Laurel, MS 39440

   Perry E. Parker                               86,334                  8,900                   3.69%
   4739 Calle Las Brisas
   Santa Barbara, CA 93110

   Ted E. Parker                                 25,000                  8,900                   1.31%
   165 Herbert Trigg Rd.
   Seminary, MS 39479

   Gerald Claiborne Patch                           400                      0                    .01%
   38 Eldridge Patch Rd.
   Picayune, MS 39466

   Dennis L. Pierce                              27,170                  8,900                   1.40%
   23 Liberty Place
   Hattiesburg, MS 39402

   J. Douglas Seidenburg                         52,000                  3,430                   2.15%
   18 Lakeland Drive
   Laurel, MS 39440

   Ralph T. Simmons                              38,734                  3,430                   1.63%
   1808 7th Ave.
   Laurel, MS 39440

   A. L. Smith                                   28,562                  2,338                   1.19%
   P. O. Box 124
   Lumberton, MS 39455

   Andrew D. Stetelman                           22,504                  8,900                   1.21%
   1105 Oakleigh Dr.
   Hattiesburg, MS 39402

          Name and Address of             Amount and Nature of         Right to
            Beneficial Owner             Beneficial Ownership(1)      Acquire(2)       Percent of Class(3)
   ----------------------------------- ---------------------------- --------------- ---------------------------

   Michael W. Chancellor                        17,734                  3,430                  .82%
   P. O. Box  648
   Laurel, MS 39441

   Donna T. Rutland                             11,498                    0                    .44%
   35 Dove Hollow
   Petal, MS 39465

   Executive Officers, Directors,              594,732                204,608                31.16%
   and Nominees as a group

---------------------------
(1)      Includes shares for which the named person:
         -    has sole voting and investment power,
         -    has shared voting and investment power with a spouse, or
         -    holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

         Does not include shares that may be acquired by exercising stock options.

(2)      Includes shares that may be acquired within the next 60 days by exercising vested stock options but does not include any other stock options.

(3)       Determined by assuming the named person exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options.  Calculated based on 2,375,200 shares outstanding plus outstanding stock options in the amount of 201,178 shares.

Stock Ownership of Principal Stockholders

As of March 16, 2006, to the registrant’s knowledge, there were no beneficial owners of five percent (5%) or more of the outstanding common stock.

ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS

Meetings of the Board of Directors

During the year ended December 31, 2005, the Board of Directors of the Company held three meetings. All of the directors of the Company attended at least 75% of the aggregate of such Board meetings and the meetings of each committee on which they served, except: Perry Parker, Ted Parker Dennis Pierce, Greg Mitchell and Trent Mulloy

Committees of the Board of Directors

The Audit Committee of the Company is composed of the following independent members: J. Douglas Seidenburg, E. Ricky Gibson, Ralph Simmons, and Charles Lightsey. The Audit Committee met three times during the year ended December 31, 2005. On February 21, 2002, the Board adopted a written Audit Committee Charter, a copy of which was attached as Exhibit “A” to the Proxy Statement for the 2003 Annual Meeting. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The Committee also recommends to the Board of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor’s audit plans, and reviews with the independent auditors the results of the audit and management’s responses. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts for the Company. The Audit Committee reports its findings to the Board of Directors of the Company. The Board of Directors has determined that the members of the Audit Committee are independent. The Board of Directors has also determined that there is at least one independent audit committee financial expert, J. Douglas Seidenburg, serving on the Audit Committee, as the terms independent and audit committee financial experts are used in pertinent Securities and Exchange Commission laws and regulations.

The Company’s Board of Directors has appointed a Compensation Committee and a Nominating Committee.

The Compensation Committee is responsible for establishing the compensation plans for the bank. Its duties include the development with management of all benefit plans for employees of the bank, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. The Compensation Committee met five times during the year ended December 31, 2005. The Compensation Committee is composed of the following members: A. L. Smith, E. Ricky Gibson, Ted Parker, Ralph Simmons and David Bomboy, all of whom are independent directors.

The Nominating Committee is responsible for nominating individuals for election to the Company’s Board of Directors. The Nominating Committee met three times during the year ended December 31, 2005, and consists of Andrew Stetelman, David W. Bomboy, Ralph Simmons, Trent Mulloy, Gerald Patch, Ricky Gibson, and Charles Lightsey, all of whom are independent directors. The Company adopted a Nominating Committee Charter, a copy of which was attached as Exhibit “B” to the Proxy Statement for the 2004 Annual Meeting. A copy of the Nominating Committee Charter can be found at the Company’s internet website at www.thefirstbank.com. The Nominating Committee welcomes recommendations made by shareholders of the Company. Any recommendations for the 2007 Annual Shareholders’ Meeting should be made in writing addressed to the Nominating Committee at 6480 U.S. Highway 98 West (39402), Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549 by December 8, 2006. It is the Nominating Committee’s policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the Nominating Committee Shareholder Policies and Procedures, a copy of which was attached as Exhibit “C” to the Proxy Statement for the 2004 Annual Meeting. A copy of the Nominating Committee Shareholder Policies and Procedures can be found at the Company’s internet website at www.thefirstbank.com.

Report of the Audit Committee
         The Audit Committee of the Company has:

         -        Reviewed and discussed the audited financial statements with management of the Company.

         -        Discussed with the independent auditors the matters required to be discussed by SAS 61.

         -        Received the written disclosures and the letter from the independent auditors required by
                  Independence Standards Board Standard No. 1, and have discussed with the independent auditors the auditors' independence.

         -        Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent as defined in Rule 4200 of the National Association of Securities Dealers.

Members of the Audit Committee:

J. Douglas Seidenburg
E. Ricky Gibson
Ralph T. Simmons
Charles R. Lightsey
Certain Relationships and Related Transactions

Officers, directors and 10% beneficial owners of the Company and its associates, including members of their families or corporations, partnerships, or other organizations in which such officers or directors have a controlling interest, are customers of the bank and have transactions with the banks in the ordinary course of business, and may continue to do so in the future. All outstanding loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and beneficial owners of more than 10% to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to the Company’s executive officers and directors were complied with.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Independent Public Accountants

T. E. Lott & Company were the independent auditors for the Company during the year ending December 31, 2005, and will serve as the independent auditors to the Company for the year ending December 31, 2006. The Company expects a representative of this firm to attend the Meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions from shareholders.

Audit Fees

The following is a summary of fees related to services performed for the Company by T.E. Lott & Company for the years ended December 31, 2005 and 2004:

                                                                                              2005        2004
                                                                                              ----        ----
Audit Fees - Audit of the consolidated statements
Quarterly review of financial statements included in Form 10-QSB and                         $49,114     $49,681
assistance with Form 10-KSB

Audit Related Fees -  Agreed upon procedures - FHLB collateral verification                    1,850       1,200

Tax Services - Preparation of federal and state income tax and property returns                5,465       5,110

All other fees - Assistance with and compilation of regulatory filings with                    1,384       9,600
Federal Reserve Bank

Total                                                                                        $57,813     $65,591

The Audit Committee has adopted pre-approval policies and procedures, a copy of which was attached as Exhibit “A” to the Proxy Statement for the 2004 Annual Meeting. A copy of the pre-approval policies and procedures can be found at the Company’s internet website at www.thefirstbank.com. One hundred percent of the fees set forth above were preapproved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Solicitation of Proxies

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Proposals of Shareholders

Any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2007 must be received at the Company’s principal executive office no later than December 8, 2006, if it is to be included in management’s proxy statement. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company’s bylaws relating to shareholder proposals and certain Securities and Exchange Commission Regulations in order to be included in the Company’s proxy materials.

The Company’s proxy for the year 2007 meeting may confer discretionary authority to vote on any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2007 which is not received prior to December 8, 2006, at the Company’s principal executive office.

Annual Report

The 2005 Annual Report to shareholders of the Company, including audited financial statements of the Company, is enclosed for the information of the shareholders. The Annual Report and financial statements are not a part of the proxy soliciting material.

                                      PROXY SOLICITED FOR ANNUAL MEETING
                                              OF SHAREHOLDERS OF
                                          THE FIRST BANCSHARES, INC.
                                          TO BE HELD ON MAY 18, 2006

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints David E. Johnson as Proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of common stock of The First
Bancshares, Inc. held of record by the undersigned on March 24, 2006, at the Annual Meeting of Shareholders
to be held on May 18, 2006, or any adjournment(s) thereof.

         IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW AND AT THE
DISCRETION OF THE PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE
MEETING.

1.       PROPOSAL to elect the five (5) identified nominees as directors.

                                                   Class II
                                                   --------
                                               David E. Johnson
                                             Charles R. Lightsey
                                             Andrew D. Stetelman
                                               Ralph T. Simmons
                                            Michael W. Chancellor

         ( )      FOR all nominees                       ( )      WITHHOLD AUTHORITY
                  listed (except as marked to                     to vote for all nominees
                  the contrary)

         (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominees name(s) in the space provided below).

         ---------------------------------------------------------------------------------------------------

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If corporation or partnership, sign in full corporate or partnership name by authorized person.

Signature:_____________________________________________

Signature:_____________________________________________

Dated:__________________________, 2006

                                 Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.